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                                                                  Exhibit 10.22

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[LOGO] Bank of America                                   Amendment to Documents

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                   AMENDMENT NO. 4 TO BUSINESS LOAN AGREEMENT

        This Amendment No. 4 (the "Amendment") dated as of January 25, 1996, is between Bank of America National Trust and Savings Association (the "Bank") and EDELBROCK CORPORATION (formerly known as "Edelbrock Corp.") (the "Borrower").

                                    RECITALS
                                   ---------

        A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of January 25, 1993, as previously amended (the "Agreement").

        B.   The Bank and the Borrower desire to further amend the Agreement.

                                   AGREEMENT
                                   ---------

        1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

        2.   AMENDMENTS.  The Agreement is hereby amended as follows:

             2.1 In Paragraph 1.2 of the Agreement, the date "FEBRUARY 1, 1997" is substituted for the date "FEBRUARY 1, 1996".

             2.2 In Paragraph 6.4 of the Agreement, the amount "TEN MILLION DOLLARS ($10,000,000)" is substituted for the amount "FIVE MILLION DOLLARS ($5,000,000)".

             2.3 In Paragraph 6.5 of the Agreement, the amount "THIRTY SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($37,500,000)" is substituted for the amount "THIRTEEN MILLION DOLLARS ($13,000,000)".

             2.4 In Paragraph 6.6 of the Agreement, the ratio "1.50:1.00" is substituted for the ratio "2.85:1.00".

        3. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

        This Amendment is executed as of the date stated at the beginning of this Amendment.

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
Bank of America
National Trust and Savings Association          Edelbrock Corporation


X  /s/ Robert J. Lovie                          X  /s/ Jeffrey L. Thompson
   ---------------------------------               ---------------------------------
By: Robert J. Lovie, Vice President             By: Jeffrey L. Thompson, Executive Vice President

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AmendL  (10/92)                      - 1 -                         003922-10062